Subsequent events	12 Months Ended
Dec. 31, 2021
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Subsequent events

25.    Subsequent events

Subsequent material events that began before the end of the year ended December 31, 2021 and ended after that date were included in note 2 so that users of the consolidated financial statements have a better understanding of these events.

Extraordinary Shareholders’ Meeting

On April 29, 2022, the Extraordinary Shareholders’ Meeting approved a capital increase in the amount of R$2,036,691 and the increase in the Company’s authorized capital to up to R$9,000,000.

Conclusion of the Acquisition of the Lubricants Business by Raízen

On May 2, 2022, Raízen concluded the total acquisition of the lubrificants business of Shell Brasil Petróleo Ltda.

Cosan’s fourth debenture issuance

On May 6, 2022, Cosan issued debentures in an aggregate principal amount of R$1,500,000 divided into two tranches. The first tranche is in an aggregate principal amount of R$400,000, accrues interest at a rate equal to the CDI plus 1.50% and matures in May 2028, with the principal being due at maturity. The second tranche is in an aggregate principal amount of R$1,100,000, accrues interest at a rate equal to the CDI plus 1.90% and matures in May 2032, with the principal being due in the eighth, ninth and tenth years of the term.

Share buyback program

On May 9, 2022, our board of directors approved a new share buyback program pursuant to which up to 110,000,000 common shares of Cosan S.A. representing 5.87% of our total shares may be repurchased over a period of 18 months from the date of approval. The shares repurchased may be used to meet our obligations from potential exercises of our equity-based compensation plans, and may also be held in treasury, disposed of or cancelled in accordance with applicable law. This share buyback program supersedes our previous share buyback program which had been approved on March 26, 2021.